SUPPLEMENT DATED DECEMBER 21, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF MATTHEWS ASIA FUNDS DATED APRIL 30, 2018, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Asia Funds (the “Trust”):

Effective December 14, 2018, Manoj K. Pombra resigned as the Chief Compliance Officer of the Trust (“CCO”), and J. David Kast was appointed by the Board of Trustees of the Trust to serve as the CCO.

Effective immediately, (i) all references to Mr. Pombra are hereby removed; and (ii) the information related to Mr. Kast in the “OFFICERS WHO ARE NOT TRUSTEES” portion of the “Trustees and Officers” table on page 41 is hereby replaced with the following:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]
J. David Kast Born 1966	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018) and Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

[1]

Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

Please retain this Supplement with your records.